                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                        ---------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) of the
                         SECURITIES EXCHANGE ACT OF 1934

                        ---------------------------------

                                 Date of Report

                                 March 22, 2002
                        --------------------------------
                        (Date of earliest event reported)


                           BANKATLANTIC BANCORP, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its Charter)


            Florida                              34-027228                                   65-0507804
    ------------------------------            -----------------------          ---------------------------------
    State of other jurisdiction or            (Commission File Number)         (IRS Employer Identification No.)
    incorporation or organization)

       1750 East Sunrise Blvd.                                                           33304
        Ft. East Sunrise Blvd.                                                         ----------
   ------------------------------------                                                (Zip Code)
(Address of principal executive offices)


                                 (954) 760-5000
              ----------------------------------------------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

                  On March 22, 2002, we acquired Community Savings Bankshares Inc., the parent company of Community Savings, F.A. ("Community"), for approximately $172.1 million in cash and immediately merged Community into BankAtlantic. BankAtlantic Bancorp funded the acquisition through BankAtlantic by contributing $78.5 million to BankAtlantic and the liquidation by BankAtlantic of certain investment securities. Community was a federally chartered savings and loan association founded in 1955 and headquartered in North Palm Beach, Florida. Community had 21 branches, with 13 located in Palm Beach County, 4 located in Martin County, 3 located in St. Lucie County and 1 located in Indian River County.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

   (a) Financial Statements of Business Acquired

Community Savings Bankshares, Inc.'s consolidated financial statements as of and for the year ended December 31, 2000 are incorporated herein by reference to the Financial Statements of Community Savings Bankshares, Inc. as of and for the year ended December 31, 2000, contained in the Annual Report on Form 10-K of Community Savings Bankshares, Inc. for the year ended December 31, 2000, filed with the SEC on March 26, 2001.

Community Savings Bankshares, Inc.'s consolidated financial statements as of and for the nine months ended September 30, 2001 are incorporated herein by reference to the Financial Statements of Community Savings Bankshares, Inc. as of and for the nine months ended September 30, 2001, contained in the Quarterly Report on Form 10-Q of Community Savings Bankshares, Inc. for the quarter ended September 30, 2001, filed with the SEC on November 14, 2001.

   (b) Pro Forma Combined Financial Information

This pro forma combined financial information was derived by combining our reported historical financial information with Community's historical financial information and making adjustments to the combined information to reflect events that occurred subsequent to the third quarter of 2001 and events that we assume would have occurred because of the acquisition. The pro forma information should be read along with our historical financial statements and Community's historical financial statements. Community was a public company and filed annual, quarterly, proxy statements and other information with the SEC. Community's common stock was listed on the Nasdaq National Market under the trading symbol "CMSV". This pro forma combined financial data is furnished for illustrative purposes only, and this information is not necessarily indicative of the results of operations or financial position which actually would have been obtained if the merger had been effected at the beginning of the periods or as of the date indicated or of the financial position or results of operations which we might obtain in the future.

Our historical financial information has been adjusted to reflect the completion, during the fourth quarter of 2001, of an underwritten public offering of our Class A Common Stock and, during the first quarter of 2002, an underwritten public offering of 8.50% Trust Preferred Securities. We refer to these transactions as "Capital Transactions". The proceeds of these offerings were used to fund a portion of the Community acquisition. The pro forma information is based upon the purchase method of accounting. Under this method of accounting, assets and liabilities of Community are recorded at their estimated fair value, and the amount of purchase price in excess of the fair value of tangible and identifiable intangible net assets acquired is recorded as cost over fair value of net assets acquired.

         The pro forma combined statements of operations do not include BankAtlantic's non-recurring merger related costs and restructuring charges estimated at $2.0 million (pre-tax). In addition, the pro forma does not assume or include any possible cost savings or revenue opportunities that may be realized as a result of the acquisition.

The pro forma combined statement of financial position assumes the acquisition occurred on September 30, 2001. The pro forma combined statements of operations assumes the acquisition occurred at the beginning of the periods presented.

                            BANKATLANTIC BANCORP INC.
          UNAUDITED PRO FORMA COMBINED STATEMENT OF FINANCIAL POSITION

                               SEPTEMBER 30, 2001



                                             Bankatlantic
                                               Bancorp       Capital        Adjusted     Community    Acquisition     Proforma
                                             September 30, Transactions   Bankatlantic  September 30,   Pro Forma    September 30,
(In Thousands)                                   2001       Adjustments      Bancorp        2001       Adjustments        2001
                                             ------------   -----------   ------------  ------------   -----------    -----------
 ASSETS
 Loans receivable, net                       $ 2,885,518    $        --    $ 2,885,518   $   695,038   $      (630)   $ 3,579,926
 Investment securities                           359,967             --        359,967        29,818            --        389,785
 Securities available for sale, trading
  securities and short term investments        1,051,837             --      1,051,837       149,928       (98,309)     1,103,456
 Cost over fair value of net assets
     acquired                                     40,807             --         40,807            --        65,563        106,370

 Real estate held for development and sale       173,032             --        173,032        17,694       (10,000)       180,726
 Core deposit intangible assets                       --             --             --            --        15,417         15,417
 Other Assets                                    254,495          2,132        256,627        57,489        (2,355)       311,761
                                             -----------    -----------    -----------   -----------   -----------    -----------
    Total assets                             $ 4,765,656    $     2,132    $ 4,767,788   $   949,967   $   (30,314)   $ 5,687,441
                                             ===========    ===========    ===========   ===========   ===========    ===========
LIABILITIES AND STOCKHOLDERS' EQUITY
 Deposits                                    $ 2,293,597    $        --    $ 2,293,597   $   666,966   $     4,717    $ 2,965,280
 Advances from FHLB                            1,113,979             --      1,113,979       134,143         5,976      1,254,098
 Short-term borrowings                           616,521       (106,747)       509,774            --        70,695        580,469
 Other borrowings                                211,656         55,375        267,031        12,879        (1,288)       278,622
 Other liabilities                               157,470             --        157,470        18,340         7,225        183,035
                                             -----------    -----------    -----------   -----------   -----------    -----------
 Total liabilities                             4,393,223        (51,372)     4,341,851       832,328        87,325      5,261,504

 Total stockholders' equity                      372,433         53,504        425,937       117,639      (117,639)       425,937
                                             -----------    -----------    -----------   -----------   -----------    -----------
     Total liabilities and
      stockholders' equity                   $ 4,765,656    $     2,132    $ 4,767,788   $   949,967   $   (30,314)   $ 5,687,441
                                             ===========    ===========    ===========   ===========   ===========    ===========



          PRO FORMA COMBINED STATEMENT OF FINANCIAL CONDITION FOOTNOTES

A.  CAPITAL TRANSACTIONS ADJUSTMENTS

During the fourth quarter of 2001, we issued 6.9 million shares of our Class A Common Stock in an underwritten public offering for net proceeds of $53.5 million, and in March 2002, we issued $55.4 million of 8.50% Trust Preferred Securities in an underwritten public offering for net proceeds of $53.2 million (net of $2.1 million of offering costs). We used the proceeds from the above equity and trust preferred securities offerings to repay short term borrowings pending the use of a portion of those funds for the Community acquisition. These capital transactions were included in the above pro forma combined information as if the transactions occurred at September 30, 2001.

B. ACQUISITION PRO FORMA ADJUSTMENTS

         Included in the table below is the estimated fair value of assets acquired and liabilities assumed in connection with the acquisition of Community, assuming the acquisition was consummated at September 30, 2001.


                                                            Historical
                                                             Community       Acquisition        Estimated
                                                             Sept. 30,        Pro Forma            Fair
(In Thousands)                                                 2001          Adjustments          Value
                                                            ----------       -----------        ---------
Loans receivable, net                                       $ 695,038         $    (630)        $ 694,408

Investment securities                                          29,818                --            29,818

Securities available for sale and short term
  investments                                                 149,928             3,119           153,047

Real estate held for development and sale and joint
  ventures                                                     17,694           (10,000)            7,694

Other Assets                                                   57,489            (2,355)           55,134

Deposits                                                     (666,966)           (4,717)         (671,683)

Advances from FHLB                                           (134,143)           (5,976)         (140,119)

Other borrowings                                              (12,879)            1,288           (11,591)

Other liabilities                                           $ (18,340)        $  (7,225)          (25,565)
                                                            =========         =========         ---------

Estimated fair value of net tangible assets acquired                                               91,143
Cost over fair value of net assets acquired                                                        65,563
Core deposit intangible assets                                                                     15,417
                                                                                                ---------
Total acquisition cost                                                                          $ 172,123
                                                                                                =========


The total acquisition cost represents $171.6 million in cash paid to Community shareholders and $500,000 of acquisition costs. The acquisition pro forma adjustments assume that the Community acquisition was indirectly funded by the capital transactions described above and the liquidation of $101.4 million of securities available for sale and short term investments.

         Other assets acquisition pro forma adjustments consisted of a $8.3 million decrease associated with office properties and equipment partially offset by a $5.9 million increase in deferred tax assets. The adjustment to Community's office properties and equipment were primarily reductions in the carrying amounts of branch and back-up office facilities based on broker price opinions. The increase in deferred tax assets resulted from book versus tax temporary differences associated with purchase accounting entries.

         Other liabilities acquisition pro forma entries consisted of $3.8 million of employee related benefits, $2.4 million of investment banking and professional fees and $1.0 million of data conversion expenditures.

                           BANKATLANTIC BANCORP, INC.
              UNAUDITED PRO FORMA COMBINED STATEMENT OF OPERATIONS


                                        Bankatlantic
                                          Bancorp                                     Community                      Pro Forma
                                       for the Nine     Proforma                     for the Nine    Proforma       for the Nine
(In Thousands Except                   Months Ended     Capital         Adjusted     Months Ended   Acquisition     Months Ended
Per Share Data)                          Sept. 30,    Transactions    Bankatlantic     Sept. 30,     Pro Forma        Sept. 30,
                                            2001      Adjustments        Bancorp         2001        Adjustments        2001
                                       ------------   ------------    ------------   ------------   ------------    ------------
Total interest income                  $    252,987   $     (4,709)   $    248,278   $     49,756   $       (409)   $    297,625

Total interest expense                      151,184          2,326         153,510         28,727         (2,809)        179,428
                                       ------------   ------------    ------------   ------------   ------------    ------------
Net interest income                         101,803         (7,035)         94,768         21,029          2,400         118,197

Provision for loan losses                    14,059             --          14,059            270             --          14,329

Non-interest income                          89,038             --          89,038          3,518             --          92,556

Non-interest expense                        139,957             --         139,957         18,335          1,446         159,738
                                       ------------   ------------    ------------   ------------   ------------    ------------
Income before income taxes,
  extraordinary item and cumulative
  effect of a change in accounting
  principle                                  36,825         (7,035)         29,790          5,942            955          36,687

Provision for income taxes                   16,051         (2,533)         13,518          1,875            344          15,737
                                       ------------   ------------    ------------   ------------   ------------    ------------
Income before extraordinary item and
 cumulative effect of a change in
  accounting principle                 $     20,774   $     (4,502)   $     16,272   $      4,067   $        611    $     20,950
                                       ============   ============    ============   ============   ============    ============
Basic earnings per share before
   extraordinary item and
   cumulative effect of a change
   in accounting principle             $       0.53                                                                 $       0.46
                                       ============                                                                 ============
Diluted earnings per share before
  extraordinary item and cumulative
  effect of a change in accounting
  principle                            $       0.45                                                                 $       0.40
                                       ============                                                                 ============
Basic weighted average number of
  common and common equivalent
  shares outstanding                     38,839,248                                                                   45,739,248
                                       ============                                                                 ============
Diluted weighted average number of
  common and common equivalent
  shares outstanding                     53,010,671                                                                   59,910,671
                                       ============                                                                 ============


                           BANKATLANTIC BANCORP, INC.
              UNAUDITED PRO FORMA COMBINED STATEMENT OF OPERATIONS


                                   Bankatlantic
                                     Bancorp        Proforma                        Community       Proforma         Pro Forma
(In Thousands Except              for the Year      Capital           Adjusted     for the Year    Acquisition      for the Year
 Per Share Data)                  Ended Dec 31,   Transactions     Bankatlantic    Ended Dec 31,     Pro Forma      Ended Dec 31,
                                      2000         Adjustments        Bancorp         2000          Adjustments        2000
                                  ------------    ------------     ------------    ------------    ------------     ------------
Total interest income             $    327,891    $     (6,207)    $    321,684    $     65,660    $       (545)    $    386,799

Total interest expense                 210,012           3,102          213,114          37,502          (3,745)         246,870
                                  ------------    ------------     ------------    ------------    ------------     ------------

Net interest income                    117,879          (9,309)         108,570          28,158           3,200          139,928

Provision for loan losses               29,132              --           29,132             376              --           29,508

Non-interest income                    116,164              --          116,164           4,264              --          120,428

Non-interest expense                   177,207              --          177,207          22,533           1,927          201,667
                                  ------------    ------------     ------------    ------------    ------------     ------------
Income before income taxes,
 extraordinary items and
 cumulative effect of
 chaange in accounting
 principle                              27,704          (9,309)          18,395           9,513           1,273           29,181

Provision for income taxes              11,607          (3,351)           8,256           3,101             458           11,815
                                  ------------    ------------     ------------    ------------    ------------     ------------
Income before extraordinary
 items and cumulative
 effect of a change in
 accounting principle             $     16,097    $     (5,958)    $     10,139    $      6,412    $        815     $     17,366
                                  ============    ============     ============    ============    ============     ============

Class A common shares

Basic earnings per share
 before extraordinary items
 and cumulative effect of
 a change in accounting
 principle                          $     0.42                                                                      $       0.38
                                    ==========                                                                      ============

Diluted earnings per share
 before extraordinary items
 and cumulative effect of a
 change in accounting
 principle                          $     0.38                                                                      $       0.36
                                    ==========                                                                      ============
Basic weighted average
 number of common and
 common equivalent shares
 outstanding                        31,560,093                                                                        38,460,093
                                    ==========                                                                      ============
Diluted weighted average
 number of common and common
 equivalent shares outstanding      47,126,249                                                                        54,026,249
                                    ==========                                                                      ============


             PRO FORMA COMBINED STATEMENT OF OPERATIONS FOOTNOTES

A.PROFORMA CAPITAL TRANSACTIONS ADJUSTMENTS

         Interest income adjustments consisted of the elimination of the historical interest income associated with securities available for sale and short term investments liquidated to fund the acquisition of Community.

         Interest expense adjustment consisted of additional interest expense associated with the issuance of the 8.50% Trust Preferred Securities.

B. ACQUISITION PRO FORMA ADJUSTMENTS

         The interest income adjustment represents the projected amortization of loan fair value adjustments over a projected eight year life and amortization of fair value adjustments associated with investment securities over a projected five year life. The assumed average interest rate on the investment securities were 6.19% for the nine months ended September 30, 2001 and 6.12% for the year ended December 31, 2000.

         The interest expense adjustment primarily consisted of: (i) a decrease in interest expense associated with the projected amortization of fair value adjustments on certificate accounts over a two year projected average maturity,
(ii) an increase in interest expense associated with the projected amortization of fair value adjustments on mortgage bonds over a twelve year average life and
(iii) the decrease in interest expense associated with the projected amortization of fair value adjustments on advances from the FHLB over a five year average life.

         The adjustment to non-interest expense represents the straight-line amortization of the core deposit intangible asset over seven years. The amortization of the core deposit intangible asset is not deductible for income tax purposes.

         Cost over fair value of net assets acquired associated with the acquisition is not amortized in the above pro forma in accordance with the Financial Accounting Standards Board Statement Number 142 and is subject to impairment testing on an annual basis. The cost over fair value of net assets acquired associated with the acquisition is not deductible for income tax purposes.

BankAtlantic's merger related non-recurring expenses, estimated to be approximately $2.0 million, were not included in the above pro forma. These expenses consisted of impairment charges associated with the anticipated closure of BankAtlantic branches, stay bonuses for designated Community employees, data conversion costs relating to transferring customers to our systems and professional fees. Additionally, Community's non-recurring expenses of $7.2 million, which were included in other liabilities in the pro forma combined statement of financial position above, were not included in the pro forma combined statements of operations.

         The assumed effective income tax rate was 36%.

(c) Exhibits

                  Exhibit 23.1 - Consent of Crowe, Chizek and Company LLP

SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       BANKATLANTIC BANCORP, INC.



                                       By: /s/ James A. White
                                           -------------------------------------
                                               James A. White
                                               Chief Financial Officer






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